                                                                    EXHIBIT 99.5

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Brightpoint, Inc.'s (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Frank Terence, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Frank Terence
                                    --------------------------------------------
                                    Frank Terence
                                    Executive Vice President,
                                    Chief Financial Officer and Treasurer

Date: July 28, 2003

A signed original of this written statement required by Section 906 has been provided to Brightpoint, Inc. and will be retained by Brightpoint, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.